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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 13, 2000 (and to all references to our Firm) included in this Form S-1 Registration Statement.

Arthur Andersen LLP
Los Angeles, California
April 12, 2000